Exhibit 99.2

Slide:    1         FIRST QUARTER 2012 CONFERENCE CALLMAY 10, 2012

Slide:    2         First quarter 2012 conference call     MAY 10, 2012         SAFE HARBOR STATEMENT         Statements made in this presentation regarding American Public Education, Inc. or its subsidiaries, that are not historical facts are forward-looking statements based on current expectations, assumptions, estimates and projections about American Public Education and the industry. These forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Forward-looking statements are sometimes identified by words such as “anticipate”, “believe”, “could", “estimate”, “expect”, “intend”, “may”, “should“, “will” and “would”. These forward-looking statements include, without limitation, statements on slide “Second Quarter 2012 Outlook”, as well as statements regarding expected growth. Actual results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including the various risks described in the “Risk Factors” section and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the SEC, quarterly report on Form 10-Q for the three months ended March 31, 2012, and in the Company’s other filings with the SEC. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.Other Placeholder:     2

 Slide:   3         First Quarter 2012 Results: Civilian students continued to drive diversification of overall student population at APUS. Recent measures appear effective at decreasing the number of FSA fraud and abuse students.AMU’s leadership within the Military and Veteran communities continued to expand.New partnerships:National Environmental Health Association (NEHA)Hispanic Information & Telecommunications Network (HITN)EdAssist (a service of Bright Horizons)APUS continues with its strategic focus on academic quality, customer satisfaction, and affordability.            For three months ending March 31, 2012           Net Course Registrations by Primary Funding Source          Cash & Other14%     FSA/Title IV34%     Military/TA40%      VA12%     First quarter 2012 conference call     MAY 10, 2012 Other Placeholder:          3

Slide:    4         Strong Academic Foundations Lead to Growing Recognition    New full-time faculty members hired in the first quarter are now fully engaged in teaching and serving as course leads.APUS applied and was admitted to the Association of American Colleges and Universities’ (AAC&U’s) Summer Institute for General Education and Assessment in June.APUS Vice President of Research and Development, Dr. Phil Ice, honored by United States Distance Learning Association (USDLA) for Outstanding Leadership in Distance Learning. Disaster Recovery Journal presented the 2011 Annual Best Practices Award to Anthony Mangeri, APUS Manager of Fire & Emergency Management Outreach.AMU was the recipient of the Council of College and Military Educators’ (CCME) 2012 Institution Award at their Annual Symposium.  First quarter 2012 conference call     MAY 10, 2012 Other Placeholder:          4

FIRST QUARTER 2012 CONFERENCE CALL MAY 10, 2012

AMERICAN PUBLIC EDUCATION, INC.



Assembling Pillars for Long-Term Growth

- ePress Initiative to Combat Textbook Inflation
- Investing to Optimize Title IV Processing
- Technology Fee to Support Administrative Services
- Expanding Domestic Growth
  - Market segments where affordability resonates
  - Underserved markets, U.S. Latino communities
  - Hospitality and Tourism, Healthcare, and Nursing
- Expanding Relationships
  - Corporations
  - Non-Profit Organizations
  - Community Colleges
- International Opportunities
  - Affordable, online degrees programs from an accredited U.S. University


• International
• Partnerships
• US Domestic
Tech Fee
Title IV Automation
Enter New Markets
ePress
Academic Quality/ Growing Recognition

5

Slide:    6         First Quarter 2012 Financial Results    First quarter 2012 conference call     MAY 10, 2012         Revenues increased 29% to $75.8 million Income from operations before interest income and income taxes increased 14% to $14.9 millionNet income increased 15% to $9.1 million or $0.50 per diluted shareCash and Cash Equivalents of $125.8 million or $6.91 per diluted shareNo long-term debt Other Placeholder:    6

Slide:    7         Second Quarter 2012 Outlook The following statements are based on current expectations. These statements are forward-looking and actual results may differ materially.                                         Approximate Growth (y/y) Net course registration growth by new students         2%-4%Net course registration growth     12%-18% Revenue growth        14%-22%Earnings per diluted share       $0.41 to $0.47      First quarter 2012 conference call     MAY 10, 2012 Other Placeholder:          7 Other Placeholder:          7         Additional ConsiderationsSome individuals and groups attempt to abuse the Title IV system and the Company believes net course registrations in the prior year period would have been lower absent this factor.A fraud prevention measure implemented during the quarter may have also impacted the ability of certain new students to register for classes, especially during the month of June – this particular measure has recently been modified.

Slide:    8         2012 Net Course Registrations           First quarter 2012 conference call     MAY 10, 2012 Other Placeholder:          8         Net course registration by new students are believed to have been impacted, in part, by a recently implemented fraud prevention measure.  This item has been modified, while most other steps and processes remain in place.          1 Net course registrations for the months presented are not final and are subject to change as registration periods have not closed.        NOTE: Net course registration growth may be impacted by changes to FSA processing and verification requirements implemented by APUS, as well as by competition, market conditions, and various other factors.   Net Course Registration Growth (y/y) by:

FIRST QUARTER 2012 CONFERENCE CALL MAY 10, 2012

AMERICAN PUBLIC EDUCATION, INC.



Assembling Pillars for Long-Term Growth

- ePress Initiative to Combat Textbook Inflation
- Investing to Optimize Title IV Processing
- Technology Fee to Support Administrative Services
- Expanding Domestic Growth
  - Market segments where affordability resonates
  - Underserved markets, U.S. Latino communities
  - Hospitality and Tourism, Healthcare and Nursing
- Expanding Relationships
  - Corporations
  - Non-Profit Organizations
  - Community Colleges
- International Opportunities
  - Affordable, online degrees programs from an accredited U.S. University


International
Partnerships
US Domestic
Tech Fee
Title IV Automation
Enter New Markets
ePress
Academic Quality/ Growing Recognition

9

Slide:    10        FIRST QUARTER 2012 CONFERENCE CALLMAY 10, 2012